UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934 (Amendment No. __)

Filed by Registrant  ☒

Filed by a Party other than the Registrant  ◻

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to ss.240.14a-12

ARC GROUP WORLDWIDE, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of the transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐          Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form Schedule or Registration No.:
(3)	Filing Party:
(4)	Date Filed:

ARC GROUP WORLDWIDE, INC.

810 Flightline Blvd.

Deland, FL 32724

(303) 467-5236

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

to be held December 4, 2018

11:00 AM Mountain Standard Time

To the Shareholders of ARC Group Worldwide, Inc.:

The Annual Meeting of the shareholders of ARC Group Worldwide, Inc. (referred to herein as “ARC” and the “Company”) will be held on December 4, 2018, at 11:00 AM (Mountain Standard Time) (the “Annual Meeting”) at the offices of ARC Group Worldwide, Inc., 7040 Weld CR 20, Longmont, CO, 80504 for the following purposes:

1.	To elect five director nominees to the ARC Board of Directors (the “Board of Directors”), each to hold office until our 2019 Annual Meeting of Shareholders; and

2.	To ratify the selection of Moss Adams LLP to serve as the Company’s certified independent accountants for the year ending June 30, 2019.

YOUR VOTE IS VERY IMPORTANT

Only the shareholders of record as shown on the transfer books at the close of business on November 5, 2018, are entitled to notice of, and to vote at, the Annual Meeting (the “Record Date”).  We anticipate that such notice will be mailed to shareholders on or about November 8, 2018.

After careful consideration, the ARC Board of Directors has unanimously determined that the proposed actions described above are advisable and in the best interests of ARC shareholders and unanimously recommends that you vote:

•	“FOR” EACH OF THE FIVE NOMINEES FOR ELECTION AS DIRECTORS WHOSE NAMES ARE SET FORTH ON THE PROXY CARD; AND

•	“FOR” THE RATIFICATION OF THE SELECTION OF MOSS ADAMS LLP to serve as the Company’s INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM for the year ending June 30, 2019.

Under Rules adopted by the U.S. Securities and Exchange Commission (the “SEC”), we have chosen to provide our shareholders with proxy materials on the Internet, rather than sending printed copies of such materials through the mail.  In connection with this decision, a Notice Regarding the Availability of Proxy Materials is being mailed to our shareholders who have not previously requested electronic access to our proxy materials or paper proxy materials.  This notice contains instructions on how you may access and review our proxy materials on the Internet and how you may vote your shares.  The notice also contains information concerning how to request our proxy materials in printed form or by e-mail, at no charge.  We anticipate that the notice will be mailed to shareholders on or about November 8, 2018.  If you hold shares of our Common Stock in “street name” through a broker, rather than directly in your own name, you should contact your broker to request paper proxy packages.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON DECEMBER 4, 2018:

Our notice of annual meeting, proxy statement, annual report and instructions for the voting of shares are available on the Internet at www.edocumentview.com/ARCW.

Additional copies of our proxy materials may also be requested in printed form or by e-mail, at no charge, by calling (303) 467-5236 or requested via e-mail at InvestorRelations@arcw.com.

You may contact us by calling or writing our principle office to obtain directions to be able to attend the meeting and vote in person: ARC Group Worldwide, Inc., 810 Flightline Blvd., Deland, FL 32724; Telephone: (303) 467-5236.

If you wish to attend the 2018 Annual Meeting in person, you must RSVP to the following e-mail address no later than 5:00 pm (Eastern Standard Time) on Wednesday, November 28, 2018:  InvestorRelations@arcw.com.   In order to be admitted into the Annual Meeting, your name must appear on the attendance list and you must present government-issued photo identification (such as a driver's license).  Shareholders holding stock in brokerage accounts must bring a brokerage statement or other evidence of share ownership as of November 5, 2018, in order to be admitted to the meeting.

All shareholders, regardless of whether they expect to attend the Annual Meeting in person, are requested to complete and return the proxy.  The person executing the proxy may revoke it by filing with the Chief Executive Officer of the Company an instrument of revocation or a duly executed proxy bearing a later date, or by choosing to vote in person at the Annual Meeting.

ALL SHAREHOLDERS ARE EXTENDED A CORDIAL INVITATION TO ATTEND THE ANNUAL MEETING.

By Order of the Board of Directors:

/s/ Alan Quasha
Alan Quasha
Chief Executive Officer
October 29, 2018

/s/ Aaron Willman
Aaron Willman
Chief Financial Officer
October 29, 2018

ARC GROUP WORLDWIDE, INC.

PROXY STATEMENT

i

ii

QUESTIONS AND ANSWERS

The following questions and answers are intended to address briefly some commonly asked questions regarding the matters to be addressed at the Annual Meeting.  These questions and answers may not address all questions that may be important to you as an ARC shareholder.  Please refer to the more detailed information contained elsewhere in this Proxy Statement and the documents referred to in this Proxy Statement, which you should read carefully.  See “Where You Can Find More Information” on page 30.

Except as otherwise noted:

•	References in this Proxy Statement to “ARC,” the “Company,” “we,” “us,” and “our” refer to the business of ARC Group Worldwide, Inc. and its subsidiaries.

Q:          Why am I receiving these materials?

A:          We are providing you with this Proxy Statement in connection with the Annual Meeting of our shareholders, which will take place on December 4, 2018, starting at 11:00 AM Mountain Standard Time, at the offices of ARC Group Worldwide, Inc., 7040 Weld CR 20, Longmont, CO, 80504.  As a shareholder, you are invited to attend the Annual Meeting and are entitled and requested to vote on the proposals described in this Proxy Statement.

Q:          What am I being asked to vote on?

A:           You are being asked by the Board of Directors of ARC to consider and vote on the following matters:

•

The election of the five nominees as directors whose names are set forth on the proxy card to hold office until the next Annual Meeting of shareholders or until their respective successors have been elected and qualified, referred to in this Proxy Statement as Proposal No. 1; and

•	The ratification of the selection of Moss Adams LLP to serve as our certified independent accountants for the year ending June 30, 2019, referred to in this Proxy Statement as Proposal No. 2;

Q:          What quorum and vote is required in connection with each of the proposals?

A:           A quorum, consisting of the holders of a majority of the shares of our Common Stock entitled to vote as of the Record Date of the Annual Meeting, must be present in person or represented by proxy before any action may be taken at the Annual Meeting. Abstentions and broker non-votes will be treated only as shares that are present for purposes of ascertaining whether there is a quorum sufficient for the Annual Meeting to be convened and conduct the business of the meeting.

Regarding Proposal No. 1 pertaining to the election of five directors of the Company, the affirmative vote of a plurality of the shares represented at the meeting, in person or by proxy, is required to elect each director.

The approval of a majority of all shares of Common Stock present and voting in person or by proxy will be required to approve Proposal No. 2.

Q:          What happens if I do not vote?

A:          The presence in person or by proxy of a majority of the outstanding shares of our Common Stock entitled to vote is required for us to ascertain a quorum and convene our Annual Meeting.  If you do not vote, we may not be able to obtain a quorum to properly conduct the Annual Meeting.  If you do not wish to vote, we request that you return your proxy indicating that you consent to being present for purposes of obtaining the quorum.  In this manner, we will be able to conduct the Annual Meeting even if you do not vote your shares on any of the proposals submitted to the vote of the shareholders.

Q:          What happens if I abstain?

A:           If you vote “ABSTAIN” by proxy or if you otherwise vote “ABSTAIN” at the Annual Meeting, your shares will be counted only for purposes of determining the presence of a quorum. Broker non-votes will not be considered to be abstentions unless explicitly marked “abstain” and will otherwise only be present at the Annual Meeting for purposes of ascertaining a quorum.

Section 8 of Article II of the Company Bylaws provides that if a quorum exists, action on a matter, other than the election of directors, by a voting group is approved if the votes cast within the voting group favoring the action exceed the votes cast within the voting group opposing the action. Election of directors is determined by plurality voting and therefore abstentions will not have an effect on the outcome of the election of directors. Abstentions will not have an effect on the outcome of voting on any matters submitted to the vote of the shareholders.

Q:          What is the difference between holding shares as a shareholder of record and as a beneficial owner?

A:          Many of our shareholders hold their shares through a broker, bank or other nominee rather than directly in their own name.  As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Shareholder of Record—If your shares are registered directly in your name with our transfer agent, Computershare, you are considered the shareholder of record with respect to those shares and the notice is being sent directly to you by us.  As the shareholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the Annual Meeting.  After carefully reading and considering the information contained in this Proxy Statement, if you are the shareholder of record, please submit your proxy in accordance with the instructions set forth in the proxy card so that your shares may be voted at the Annual Meeting.

Beneficial Ownership—If your shares are held in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you by your broker, bank or other nominee who is considered the shareholder of record with respect to those shares.  As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote and are also invited to attend the Annual Meeting.  However, since you are not the shareholder of record, you may not vote these shares in person at the Annual Meeting unless you request a legal proxy from your broker, bank or other nominee.  Your broker, bank or other nominee has enclosed a voting instruction card with this Proxy Statement for you to use in directing such institution regarding how to vote the shares you beneficially own.

See “How to Vote Your Shares” beginning on Page 6.

Q:          If my shares are held in “street name” by my broker, will my broker vote my shares for me?

A:          If your shares are held in “street name”, your broker may, under certain circumstances, vote your shares.  Certain brokerage firms have authority to vote a client’s unvoted shares on some “routine” matters but cannot vote a client’s unvoted shares on “non-routine” matters.  If you do not give voting instructions to your broker on a “non-routine” matter, your shares may constitute “broker non-votes.” A broker non-vote occurs on a matter when a broker returns an executed proxy but indicates that it does not have discretionary authority to vote on that matter and has not received instructions from the beneficial owner.  Broker non-votes are not deemed to be votes cast and, therefore, are not included in the tabulation of the voting results on these proposals.

You should instruct your broker to vote your shares.  If you do not instruct your broker, your broker may not have the authority to vote your shares for any of the proposals at the Annual Meeting.

Please check with your broker and follow the voting procedures your broker provides.

Q:          How can I vote my shares in person at the Annual Meeting?

A:          Shares held directly in your name as the shareholder of record may be voted in person at the Annual Meeting.  If you choose to do so, please bring your proxy card and proof of identification to the meeting.  Even if you plan to attend the Annual Meeting, we recommend that you vote your shares in advance so that your vote will be counted if you later decide not to attend the Annual Meeting.  If you hold your shares in “street name,” you must request a legal proxy from your broker, bank or other nominee in order for you to vote at the Annual Meeting.

Q:          How can I vote my shares without attending the Annual Meeting?

A:          If you do not plan to attend the Annual Meeting, we request that you vote your shares as promptly as possible.  You may vote electronically on the Internet, by mail by using the proxy card, or by using the toll-free telephone number listed on the proxy card.  Please see “How to Vote Your Shares” on Page 6.

For shares held in “street name,” you may vote your shares by submitting voting instructions to your broker, bank or other nominee.  A voting instruction card will be provided by your broker, bank or other nominee.

Q:          May I change my vote after I have submitted a proxy electronically, by telephone or mailed my signed proxy card?

A:          Yes.  You may change your vote at any time before your proxy is voted at the Annual Meeting. You can do this in several ways.  If you hold your shares as a shareholder of record, you can send a written notice stating that you want to revoke your proxy, or you can complete and submit a new proxy card, in either case dated later than the prior proxy card relating to the same shares.  You must submit your notice of revocation or your new proxy card to: ARC Group Worldwide, Inc., 810 Flightline Blvd., Deland, FL 32724, Attention: Chief Financial Officer.

You can also attend the Annual Meeting and vote in person. Simply attending the Annual Meeting, however, will not revoke your proxy; you must vote at the Annual Meeting to revoke your proxy if you have not previously revoked your proxy.

You can also change your vote by submitting a proxy at a later date by fax or mail if you have previously voted in connection with the Annual Meeting, in which case your later-submitted proxy will be recorded and your earlier proxy revoked.

If your shares are held in “street name” and you have instructed your broker, bank or other nominee to vote your shares, the preceding instructions do not apply, and you must follow the voting procedures received from your broker, bank or other nominee to change your vote.

Q:          Who can attend the 2018 Annual Meeting of the Shareholders in person?  Must I RSVP prior to the date of the 2018 Annual Meeting?

A:          You may attend the Annual Meeting only if you are a shareholder of our Company who is entitled to vote at the Annual Meeting, or if you hold a valid proxy for the Annual Meeting.  If you plan to attend the 2018 Annual Meeting in person, you must RSVP no later than 5:00 pm (Eastern Standard Time) on Wednesday, November 28, 2018 to InvestorRelations@arcw.com.   In order to be admitted into the Annual Meeting, your name must appear on the attendance list and you must present government-issued photo identification (such as a driver's license).  Shareholders holding stock in brokerage accounts must bring a brokerage statement or other evidence of share ownership dated as of November 5, 2018, in order to be admitted to the meeting.

Q:          If I want to attend the Annual Meeting, what do I do?

A:          If you wish to attend the Annual Meeting, you must RSVP as noted above.  On December 4, 2018, the date of the Annual Meeting, you should come to the place of our Annual Meeting, located at ARC Group Worldwide, Inc., Longmont, CO, 80504 at 11:00 AM Mountain Standard Time.  Shareholders of record as of the Record Date for the Annual Meeting can vote in person at the Annual Meeting.  If your shares are held in “street name,” then you must ask your broker, bank or other nominee holder how you can vote at the Annual Meeting.

Q:          Do I have dissenters’ or appraisal rights as a holder of ARC’s Common Stock?

A:          No.  Dissenters’ rights, also referred to as appraisal rights, will not be available to holders of ARC Common Stock under the Utah Revised Business Corporation Act.

Q:          Who is paying for this proxy solicitation?

A:          The total expense of this solicitation will be borne by ARC. Solicitation of proxies may be made personally or by mail, Internet, e-mail or facsimile by officers and other management employees of ARC, who will receive no additional compensation for their services.

Q:          Who can help answer my additional questions about the Annual Meeting?

A:          If you have questions about the Annual Meeting and the matters to be voted upon, please contact:

ARC Group Worldwide, Inc.

810 Flightline Blvd.

Deland, FL 32724

Attention: Chief Financial Officer

Telephone: (303) 467-5236

PROXY STATEMENT

ARC GROUP WORLDWIDE, INC.

PROXY STATEMENT SUMMARY

This summary highlights selected information also contained elsewhere in this proxy statement (this “Proxy Statement”) related to the matters you are being asked to vote upon and may not contain all of the information important to you.  You should read this entire document and the other documents to which this Proxy Statement refers you to fully understand the matters you are being asked to vote upon.  Each item in this summary refers to the page where that subject is hereinafter discussed in more detail.

ANNUAL MEETING OF SHAREHOLDERS

Date, Time, Place and Purpose

The Annual Meeting of ARC’s shareholders will be held on December 4, 2018 at 11:00 AM, Mountain Standard Time (the “Annual Meeting”) at the offices of ARC Group Worldwide, Inc., Longmont, CO  80504 for the following purposes:

1.	To elect a Board of Directors consisting of five directors; and

2.	To ratify the selection of Moss Adams LLP to serve as our certified independent accountants for the year ending June 30, 2019.

Solicitation of Proxies

This Proxy Statement is provided in connection with the solicitation of proxies by ARC’s Board of Directors, to be voted at the Annual Meeting or at any adjournment or postponement of the meeting.  We anticipate that notice of the Annual Meeting will be first mailed, given or otherwise provided to shareholders on or about November 8, 2018.

Under Rules adopted by the U.S. Securities and Exchange Commission (the “SEC”), we have chosen to provide our shareholders with proxy materials on the Internet, rather than sending printed copies of such materials through the mail.  In connection with this decision, a Notice Regarding the Availability of Proxy Materials is being mailed to our shareholders who have not previously requested electronic access to our proxy materials or paper proxy materials.  This notice contains instructions on how you may access and review our proxy materials on the Internet and how you may vote your shares.  The notice also contains information concerning how to request our proxy materials in printed form or by e-mail, at no charge.  If you hold shares of our Common Stock in “street name” through a broker, rather than directly in your own name, you should contact your broker to request paper proxy packages.

If you hold shares beneficially in “street name” and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” A broker non-vote occurs on a matter where a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given.  In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered votes cast on that proposal. Thus, broker non-votes will not affect the outcome of any matter being voted on at the meeting, assuming that a quorum is obtained.  In particular, please note that brokers may not vote your shares on certain matters in the absence of your specific instructions as to how to vote, so we encourage you to provide instructions to your broker regarding the voting of your shares.

A shareholder giving a proxy may revoke it at any time before it is exercised by delivering written notice of revocation to our Chief Executive Officer, by substituting a new proxy executed at a later date, or by requesting, in person at the Annual Meeting, that the proxy be returned.  Shareholders do not have dissenters' rights of appraisal for any action proposed to be taken at the Annual Meeting.  The solicitation of proxies by the Company is to be made by mail, telephone and oral communications with shareholders.  Our officers, directors and employees may solicit proxies, but these persons will not receive compensation for that solicitation other than their regular compensation. Arrangements also will be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to beneficial owners of the shares held of record by those persons.  We may reimburse those persons for reasonable out-of-pocket expenses incurred by them in so doing.  We will pay all expenses involved in preparing, assembling and mailing this Proxy Statement and the enclosed material.

Record Date, Shares Outstanding and Entitled to Vote

The close of business on November 5, 2018 has been fixed as the record date (the “Record Date”) for the determination of holders of record of the Company’s Common Stock, $.0005 par value per share (the “Common Stock”), entitled to notice and to vote at the Annual Meeting. On the Record Date, 23,349,478 shares of Common Stock were outstanding and eligible to vote at the Annual Meeting.  Each share, unless otherwise set forth herein, is entitled to one vote.  A majority of the issued and outstanding shares of Common Stock entitled to vote, represented either in person or by proxy, constitutes a quorum at any meeting of the shareholders.  If a quorum of votes has not been received prior to the meeting date, we intend to postpone or adjourn the Annual Meeting in order to solicit additional votes.  At any postponed or adjourned meeting, we will vote any proxies received in the same manner described in this Proxy Statement with respect to the original meeting.

How to Vote Your Shares

We will send a Notice of Internet Availability of Proxy Materials (the “Notice”) to all shareholders of record as of the Record Date for the Annual Meeting.  The Notice will give you the opportunity to request a set of printed proxy materials, and you will be sent proxy materials if you request them.  That set of printed proxy materials will also include a proxy card.

You are encouraged to review our Proxy Statement and Annual Report before you cast your vote.

You will be entitled to vote:

•	electronically on the Internet;
•	by mail by using the proxy card and postage-paid return envelope if you request printed materials; or
•	by using the toll-free telephone number listed on the proxy card.

You may vote electronically by using a website that provides links to our Proxy Statement and Annual Report.  You may access your records on this website by using a control number printed on the Notice.  If you vote on the Internet, you do not need to return your proxy card.

If you vote by mail, simply mark, sign and date each proxy card that you receive, and return them in the postage-paid envelopes that you will receive.

If you vote by telephone, easy-to-follow telephone voice prompts should enable you to vote your shares and confirm that your voting instructions have been properly recorded.  Our telephone voting procedures are designed to authenticate shareholders by using the individual control numbers provided on each proxy card.  Accordingly, please have your proxy card available when you call.  If you vote by telephone, you do not need to return your proxy card.  Proxies submitted by telephone must be received no later than 1:00 AM, Eastern Standard Time, on Tuesday, December 4, 2018, the day of the Annual Meeting.  This cut-off time is necessary to enable us to complete a final vote tabulation.

Internet voting on our dedicated site is available 24 hours a day, seven days a week, except that no internet votes will be accepted after 1:00 AM, Eastern Standard Time, on Tuesday, December 4, 2018, the day of the Annual Meeting.  This cut-off time is necessary to enable us to complete a final vote tabulation.

You can also come to the place of our Annual Meeting, located at ARC Group Worldwide, Inc., Longmont, CO, 80504 at 11:00 AM, Mountain Standard Time, on December 4, 2018.  If you choose to do so, you must RSVP no later than 5:00 PM (Eastern Standard Time) on Wednesday, November 28, 2018 to the following e-mail address: InvestorRelations@arcw.com.  You must bring your proxy card and proof of identification to the meeting.  Even if you plan to attend the Annual Meeting, we recommend that you vote your shares in advance so that your vote will be counted if you later decide not to attend the Annual Meeting.  If you hold your shares in “street name,” you must request a legal proxy from your broker, bank or other nominee in order for you to vote at the Annual Meeting.

If you do not plan to attend the Annual Meeting, we request that you vote your shares as promptly as possible.

For shares held in “street name,” you may vote your shares by submitting voting instructions to your broker, bank or other nominee.  A voting instruction card will be provided by your broker, bank or other nominee.  For shares held in “street name,” you may be eligible to vote via the Internet if your broker, bank or other nominee participates in the proxy voting program provided by Broadridge.  Instructions for voting via the Internet, if available, will be provided by your broker, bank or other nominee.

Votes at the Annual Meeting are counted by an inspector of election.  Shares of stock present in person or represented by proxy, including abstentions (shares that do not vote with respect to one or more of the matters presented for shareholder approval), and broker “non-votes,” are counted as present and entitled to vote for purposes of determining whether a quorum exists at the Annual Meeting.  A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.  If your shares are held in the name of a bank, broker or other nominee, you must obtain a proxy, executed in your favor, from the holder of record, to be able to vote at the Annual Meeting.  At any postponed or adjourned meeting, we will vote any proxies received in the same manner described in this Proxy Statement with respect to the originally scheduled Annual Meeting.  Please note, in the absence of your specific instructions as to how to vote, brokers may not vote your shares on the election of directors or on any other proposals other than the ratification of selection of Moss Adams LLP to serve as our certified independent accountants for the year ending June 30, 2019.  We encourage you to provide instructions to your broker regarding the voting of your shares.

In the election of directors, the five director candidates having the highest number of votes cast in favor of their election will be elected to the Board of Directors.  A plurality of the votes present in person or represented by proxy at the Annual Meeting is required for election of the Directors.  All other Proposals will be determined by a majority of those present and voting in person or by proxy.

How to Change Your Vote

You may change your vote at any time before your proxy is voted at the Annual Meeting.  You can do this in several ways.  If you hold your shares as a shareholder of record, you can send a written notice stating that you want to revoke your proxy, or you can complete and submit a new proxy card, in either case dated later than the prior proxy card relating to the same shares.  You must submit your notice of revocation or your new proxy card to: ARC Group Worldwide, Inc., 810 Flightline Blvd., Deland, FL 32724, Attention: Chief Executive Officer.

You can also change your vote by submitting a proxy at a later date by fax or via the Internet, if you have previously voted by fax or via the Internet in connection with the Annual Meeting, in which case your later-submitted proxy will be recorded and your earlier proxy revoked.

You can also change your vote by attending the Annual Meeting and voting in person if you RSVP no later than 5:00 pm (Eastern Standard Time) on November 28, 2018, to the following e-mail address: InvestorRelations@arcw.com.   In order to be admitted into the Annual Meeting, your name must appear on the attendance list and you must present government-issued photo identification (such as a driver's license).  Shareholders holding stock in brokerage accounts must bring a brokerage statement or other evidence of share ownership as of November 5, 2018, in order to be admitted to the meeting.  Simply attending the Annual Meeting, however, will not revoke your proxy; you must vote at the Annual Meeting to revoke your proxy if you have not previously revoked your proxy.

If your shares are held in “street name” and you have instructed your broker, bank or other nominee to vote your shares, the preceding instructions do not apply, and you must follow the voting procedures received from your broker, bank or other nominee to change your vote.

Counting Your Vote

All properly executed proxies delivered and not properly revoked will be voted at the Annual Meeting as specified in such proxies.  If you provide specific voting instructions, your shares of Common Stock will be voted as instructed.  If you hold shares in your name and sign and return a proxy card, submit a proxy via the Internet, or by using the toll-free telephone number listed on the proxy card without giving specific voting instructions, your shares will be voted as follows:

•	“FOR” EACH OF THE FIVE NOMINEES FOR ELECTION AS DIRECTORS WHOSE NAMES ARE SET FORTH ON THE PROXY CARD; AND

•	“FOR” THE RATIFICATION OF THE SELECTION OF MOSS ADAMS LLP AS OUR INDEPENDENT CERTIFIED ACCOUNTANTS FOR THE YEAR ENDING JUNE 30, 2019.

Proxies solicited may be voted only at the Annual Meeting and any adjournment or postponement of the Annual Meeting and will not be used for any other meeting.

Quorum and Required Votes

A quorum, consisting of the holders of a majority of the shares of our Common Stock entitled to vote as of the Record Date of the Annual Meeting, must be present in person or represented by proxy before any action may be taken at the Annual Meeting.  Abstentions and broker non-votes will be treated only as shares that are present for purposes of ascertaining whether there is a quorum sufficient for the Annual Meeting to be convened and conduct the business of the meeting.

Regarding Proposal No. 1 pertaining to the election of five directors of the Company, the affirmative vote of a plurality of the shares represented at the meeting, in person or by proxy, is required to elect each director.

The approval of a majority of all shares of Common Stock present and voting in person or by proxy will be required to approve Proposal No. 2.

Abstentions will not be counted for purposes of determining the outcome of any Proposals.  Broker non-votes will be counted only for purposes of quorum and will not be counted for purposes of determining the outcome of any proposals submitted to the vote of the shareholders.

Abstentions and Broker “Non-Votes”

Votes at the Annual Meeting are counted by an inspector of election.  Shares of stock present in person or represented by proxy, including abstentions (shares that do not vote with respect to one or more of the matters presented for shareholder approval), and broker “non-votes,” are counted as present and entitled to vote for purposes of determining whether a quorum exists at the Annual Meeting.  A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.  If your shares are held in the name of a bank, broker or other nominee, you must obtain a proxy, executed in your favor, from the holder of record, to be able to vote at the Annual Meeting.  At any postponed or adjourned meeting, we will vote any proxies received in the same manner described in this Proxy Statement with respect to the originally scheduled Annual Meeting.  Please note that brokers may not vote your shares on the election of directors in the absence of your specific instructions as to how to vote, so we encourage you to provide instructions to your broker regarding the voting of your shares.

In the election of directors, the five director candidates having the highest number of votes cast in favor of their election (constituting a plurality) will be elected to the Board of Directors.  Only votes “FOR” or “AGAINST” the nominees for election as directors in respect of Proposal No. 1 will affect the outcome.  Abstentions or withheld votes shall not affect the outcome of the election of directors.

Recommendation of Our Board of Directors for voting of the shareholders at the Annual Meeting.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE:

•	“FOR” EACH OF THE FIVE NOMINEES FOR ELECTION AS DIRECTORS WHOSE NAMES ARE SET FORTH ON THE PROXY CARD; AND

•	“FOR” THE RATIFICATION OF THE SELECTION OF MOSS ADAMS LLP AS OUR INDEPENDENT CERTIFIED ACCOUNTANTS FOR THE YEAR ENDING JUNE 30, 2019.

[Proxy Statement Continues on Following Page]

PROPOSAL NO. 1: ELECTION OF DIRECTORS

The terms of the current directors expire upon the election and qualification of the directors to be elected at the 2018 Annual Meeting.  The Board of Directors has nominated five persons for election at the Annual Meeting to serve until the 2019 Annual Meeting of shareholders or until their successors are duly elected and qualified.

The directors shall be elected by the vote of a plurality of the votes cast (which means that the nominees who receive the most affirmative votes will be elected to serve as directors).  Cumulative voting is not permitted in the election of directors.  Each record holder of stock shall be entitled to vote in the election of directors and shall have as many votes for each of the shares owned by him or her as there are directors to be elected and for whose election he or she has the right to vote.  As a result, a shareholder may vote all of his or her shares for each nominee, but may not cumulate the votes to vote more than the total number of shares owned for any one nominee.  In the absence of instructions to the contrary, the person named in the accompanying proxy shall vote the shares represented by that proxy for the persons named below as the Board of Directors’ nominees for directors.  Each of the nominees currently is a director of the Company.

Each of the nominees has consented to be named in this Proxy Statement and to serve on the Board of Directors if elected.  It is not anticipated that any of the nominees will become unable or unwilling to accept his nomination or election, but, if that should occur, the persons named in the proxy intend to vote for the election of such other person as the Board of Directors may recommend.

The following table sets forth, with respect to each nominee for director, the nominee’s age (as of the date of the filing), his position(s) and office(s) with the Company, and the year in which he first became a director.  Individual background information concerning each of the nominees follows the table, as well as a brief discussion of the experience, qualifications, attributes or skills that led to the conclusion that such individual should be nominated.  For additional information concerning the nominees, including stock ownership and compensation, see “Executive Compensation,” “Security Ownership of Certain Beneficial Owners and Management,” and “Certain Transactions with Management and Principal Shareholders.”

Name	Age	Position with the Company	Director Since

Alan G. Quasha	69	Chairman of the Board of Directors Chief Executive Officer	March 31, 2016

Eli Davidai	64	Director	June 5, 2018

Gregory D. Wallis	60	Director Audit Committee Member Compensation Committee Chairman Nominating & Governance Committee Member	April 29, 2013

Eddie W. Neely	67	Director Audit Committee Chairman Compensation Committee Member Nominating & Governance Committee Member	August 7, 2013

Todd A. Grimm	56	Director Audit Committee Member, Compensation Committee Member Nominating & Governance Committee Chairman	December 10, 2013

Director Biographies

Alan G. Quasha.    Alan G. Quasha has served as our Chairman of the Board of Directors since March 31, 2016.  Mr. Quasha is the Chief Executive Officer of Quadrant Management, Inc., the predecessor of which was founded in 1978.  Mr. Quasha has also been a Partner of Vanterra Capital LLC since 2008 and an Investment Committee Member of Trilantic Capital Partners Fund IV since 2009.  He serves as a board member of numerous companies, including his roles as Chairman of Carret Asset Management, LLC since 2004, Chairman of Brean Capital, LLC since 2005 and Non-Executive Director of Compagnie Financiere Richemont (SWISS: CFR.VX) SA since 2000.  As a venture capital investor, Mr. Quasha brings strategic and financial experience to the Board of Directors. He has evaluated and invested in numerous companies in the U.S. and emerging markets, across various industries.  Many of these investments involved significant hands-on operating experience. He is also Chairman of the Brain Trauma Foundation, was a past Director of American Express Funds and a former Governor of the American Stock Exchange.  On May 3, 2018, the Board of Directors appointed Mr. Quasha as Chief Executive Officer of ARC Group Worldwide, Inc (“ARC”).  Mr. Quasha serves ARC without payment or salary or other compensation.  Mr. Quasha holds a bachelor’s degree from Harvard College, an MBA from Harvard Business School, a Master of Law degree from New York University Law School and a Doctorate of Law from the Harvard Law School.

Director Qualifications of Alan G. Quasha:

Mr. Quasha’s qualifications to serve on the Board of Directors include his broad executive and management experience gained through the various positions he has held throughout his career as an officer and director of various industrial and investment entities. Mr. Quasha brings a wealth of knowledge regarding corporate business, financial and governance matters.

Eli Davidai.  Eli Davidai has served as a member of the Board of Directors since June 5, 2018.  Mr. Davidai is a Managing Director at Quadrant Management, Inc. since 1992 and as the Company’s General Manager of Operations since May 2017.  Mr. Davidai manages Quadrant’s bottling investments, having successfully built and later sold Quadrant’s Pepsi bottling franchise in Romania to Pepsi Americas.  He currently oversees Quadrant’s investments in Romania.  Mr. Davidai has made numerous investments across Central and Eastern Europe, Israel and the United States, where he takes active Board roles.  Prior to Quadrant, Mr. Davidai held executive level positions at large multinational companies, based in Israel.  He holds an MBA from Tel Aviv University Recanati, a BSC in Industrial Engineering from the Technion Institute in Israel, and graduated from the OPM program at the Harvard Business School.

Director Qualifications of Eli Davidai:

Mr. Davidai’s qualifications to serve on the Board of Directors include his broad executive and management experience gained through the various positions he has held throughout his career as an officer and director of various industrial and investment entities. Mr. Davidai brings a wealth of knowledge regarding corporate business, financial and governance matters, as well as knowledge of international operations helpful to ARC.

Gregory D. Wallis.  Mr. Wallis has served as a member of the Board of Directors since April 29, 2013. Mr. Wallis also serves as Chairman of the Compensation Committee and as a member of the Audit Committee and Nominating & Governance Committee of the Board of Directors. Mr. Wallis is the Chief Executive Officer of Dorst America in Bethlehem, PA, responsible for that company’s operations in North America.  Before being named Chief Executive Officer in 2004, Mr. Wallis was Dorst’s Executive Vice President, with primary responsibilities of sales and marketing in the U.S., Canada, and Mexico.  He played a key role in taking Dorst from a niche player to the dominant supplier of high technology compacting presses in the Powder Metallurgy and related industries.  Prior to joining Dorst in 1989, Mr. Wallis honed his engineering and marketing skills having held various positions within the former Frenchtown Ceramics Co, in Frenchtown, NJ.

Director Qualifications of Gregory D. Wallis:

Mr. Wallis’ experience in manufacturing industry gained through years of service in executive capacities in, and experience in business development has provided him with extensive knowledge regarding financial, industrial and business matters.

Eddie W. Neely.  Mr. Neely has served as a member of the Board of Directors since August 7, 2013. Mr. Neely serves as our Lead Director and as Chairman of the Audit Committee and as a member of the Compensation Committee and Nominating & Governance Committee of the Board of Directors. Mr. Neely previously served as an Executive Vice President at Alpha Natural Resources, Inc. (“ANR”), holding positions as the Chief Accounting Officer, Chief Financial Officer, and Chief Risk Officer during his career at ANR.  Before joining ANR, Mr. Neely was Chief Financial Officer of Whites Fresh Food, Inc., a family-owned supermarket chain.  He also served as Controller for Hunt Assisted Living, LLC, and Director of Accounting for The Brink’s Company and held various accounting and finance positions with Pittston and its subsidiaries prior to that.  Mr. Neely graduated with a B.S. in Accounting from East Tennessee State University.  Mr. Neely is also a Certified Public Accountant and served in the U.S. Army.

Director Qualifications of Eddie W. Neely:

Mr. Neely’s experience as a Chief Accounting Officer, Chief Financial Officer, Chief Risk Officer, Controller, Director of Accounting, and Certified Public Accountant has provided him with extensive knowledge regarding financial and business matters.

Todd A. Grimm.  Mr. Grimm has served as a member of the Board of Directors since December 10, 2013.  Mr. Grimm also serves as Chairman of the Nominating & Governance Committee and as a member of the Audit Committee and the Compensation Committee of the Board of Directors.  Mr. Grimm is the President of T.A. Grimm & Associates, Inc. in Edgewood, KY, where he is a consultant on additive manufacturing/3D printing.  Prior to starting T.A. Grimm & Associates, Inc., Mr. Grimm was the marketing manager for what became one of the leading rapid prototyping service bureaus. Prior to starting T.A. Grimm & Associates, Mr. Grimm held various positions in additive manufacturing service bureaus.  Mr. Grimm’s experience as a consultant and President of T.A. Grimm & Associates, Inc. has provided him with extensive knowledge regarding industrial and business matters.

Director Qualifications of Todd A. Grimm:

Mr. Grimm has 28 years of experience in the 3D printing industry and is recognized as a leading global expert in the field.  In addition, he has extensive experience and knowledge regarding business and operational matters.

Service of Officers

Each of our officers serves at the pleasure of the Board of Directors.  There are no family relationships among our officers and directors.

Required Shareholder Vote

The five director candidates having the highest number of votes cast in favor of their election will be elected to the Board of Directors.

Recommendation of our Board of Directors for Election of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE ELECTION OF THE FIVE NOMINEES AS DIRECTORS NAMED ABOVE IN PROPOSAL NO. 1. SHARES OF COMMON STOCK REPRESENTED BY EXECUTED BUT UNMARKED PROXIES WILL BE VOTED “FOR” ALL NOMINEES.

[Proxy Statement Continues on Following Page]

CORPORATE GOVERNANCE

Board Meetings

The Board of Directors met five times during the fiscal year ended June 30, 2018, and each director serving as of such date participated in all of the meetings.  The Company encourages each member of the Board of Directors to attend the Annual Meeting of Shareholders, but does not require any member to do so.  Mr. Drew Kelley (1) (in his capacity as an officer prior to his resignation May 10, 2018) was the only member of the Company’s Board of Directors to attend the Company’s most recent Shareholder’s Meeting.

Board Independence

We are currently subject to corporate governance standards defining the independence of our directors imposed by the NASDAQ Capital Market's requirements for independent directors pursuant to Rule 5605(a)(2) of the Marketplace Rules of The NASDAQ Stock Market LLC (the “Independent Directors”).  Of the current members of the Board of Directors, Gregory D. Wallis, Eddie W. Neely and Todd A. Grimm qualify as independent directors in accordance with the standards imposed by the NASDAQ Capital Market's requirements for independent directors.  Mr. Wallis has served as an independent director since April of 2013, Mr. Neely has held such position since August of 2013 and Mr. Grimm since December 2013.

Risk Oversight

The Board of Directors delegated primary risk management oversight of the Company to the Audit Committee of the Board of Directors, consisting of Mr. Wallis, Mr. Grimm and Mr. Neely, all of whom are Independent Directors.  The risk oversight role of the Audit Committee is to provide independent and objective assessment of the Company’s risk management policies.  The risk management functions of the Audit Committee include the following:

•	To periodically review and assess the implementation of risk-management policies by management;

•	To review management reports detailing the adequacy and overall effectiveness of risk management and propose recommendations regarding effectiveness and improvement thereof.

•	To review the risk philosophy, strategy and policies recommended by management;

•

To review processes and procedures regarding the effectiveness of internal systems of control so that decision-making capability and accuracy of reporting and financial results are maintained at an optimal level; and

•	To monitor external developments relating to the practice of risk assessment and reporting.

Board Leadership Structure

On March 31, 2016, Mr. Alan Quasha was appointed as Chairman of the Board of Directors and was appointed as Chief Executive Officer on May 3, 2018.  Our Chief Executive Officer is responsible for the general management, oversight, supervision and control of the business and affairs of our Company and ensuring that all orders and resolutions of the Board are carried into effect.  Our Chairman is charged with presiding over all meetings of the Board and our stockholders and providing advice and counsel to our Company’s management regarding our business and operations.

As of the date of this Proxy Statement, the Board of Directors consists of five members, which includes three Independent Directors.  The Company believes Independent Directors and management have different perspectives and roles in strategy development.  The Chief Executive Officer brings corporate and capital markets experience and expertise, while the Company’s independent Directors bring experience, oversight, and expertise from outside the Company.  The Board of Directors believes that the presence of the Chief Executive Officer as a member of the Board of Directors promotes the development and execution of the Company’s strategy and facilitates the flow of information between management and the Board of Directors, which is essential to effective corporate governance.  The Board of Directors believes that a board of directors, which consist of a majority of Independent Directors, is in the best interest of shareholders because it provides the appropriate balance between independent oversight of management and the development of strategy.

Mr. Eddie W. Neely serves as the Board of Director’s lead independent director.  In such role, Mr. Neely serves as an independent coordinator among all board members and thereby helps ensure board relations run smoothly and function productively to help maintain open communication with the Chief Executive Officer and across the boardroom.  Mr. Neely presides at non-management meetings of the directors.  Mr. Neely’s interests are to drive a high-performance board, to foster a productive relationship with the Chief Executive Officer and to lead the Board of Directors in the event of any situations requiring urgent responsive attention by the directors.  Mr. Neely takes the lead on issues for the Board of Directors to consider and ensures that all issues are properly addressed, with all directors being heard.  Because Mr. Neely is a seasoned corporate professional, without day-to-day operational tasks at the Company, he is in a unique position to offer guidance and provide experienced outside views during challenging times.

Audit Committee of the Board of Directors

Mr. Wallis, Mr. Grimm and Mr. Neely are Independent Directors serving on the Company’s Audit Committee as of the date of this Proxy Statement.  The responsibilities of the Audit Committee include overseeing our financial reporting process, reporting the results of the Audit Committee’s activities to the Board of Directors, retaining and ensuring the independence of our auditors, approving services to be provided by our auditors, reviewing our periodic filings with the independent auditors prior to filing, and reviewing and responding to any matters raised by the independent auditors in their management letter, monitoring our compliance with legal and regulatory requirements and our Code of Ethics. The Audit Committee met six times during the fiscal year ended June 30, 2018.  Messrs. Wallis and Neely participated in all of the meetings and Mr. Grimm participated in three of the meetings.  The respective biographies and qualifications of the Audit Committee members are summarized above under the caption “Proposal No. 1: Election of Directors.”

Audit Committee Financial Expert

Eddie W. Neely has been designated as the Company’s Audit Committee financial expert.  The biography and qualifications of Mr. Neely are summarized above under the caption “Proposal No. 1: Election of Directors.”

Audit Committee Charter

Our Board of Directors has adopted a written charter for the Audit Committee, a copy of which is available on the Company’s website at http://www.arcw.com.  The Audit Committee will review and assess the adequacy of the Audit Committee charter annually.

Audit Committee Report

Management is responsible for the Company's internal controls and financial reporting process.  The independent auditors are responsible for performing an independent audit of the Company's financial statements in accordance with auditing standards of the Public Company Accounting Oversight Board - United States (“PCAOB”) and to issue a report thereon.  The Audit Committee's responsibility is to monitor and oversee these processes and to engage and discharge the Company's auditors.  It is not our duty or our responsibility to conduct auditing or accounting reviews or procedures.  We may not be, and we may not represent ourselves to be or to serve as, accountants or auditors by profession or experts in the fields of accounting or auditing.  Therefore, we have relied, without independent verification, on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States, and on the representations of the independent auditors included in the report on the Company's financial statements.  Our oversight does not provide us with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.  Furthermore, our considerations and discussions with management and the independent auditors do not assure that the Company's financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company's financial statements has been carried out in accordance with auditing standards of the PCAOB, or that the Company's independent accountants are in fact “independent.”

In this context, the Audit Committee has met and held discussions separately with management and the independent accountants.  Management represented to the Audit Committee that the Company's financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Audit Committee has reviewed and discussed the financial statements with management and the independent accountants.  Management concluded that the Company’s disclosure controls and procedures were not effective at June 30, 2018 and the identification of a material weakness in the Company’s internal controls over financial reporting.  The Audit Committee discussed with the independent accountants matters required to be discussed by PCAOB Auditing Standard 16, regarding communications with audit committees.

The Company's independent accountants also provided to the Audit Committee the written disclosure required by PCAOB Rule 3526, Communication with Audit Committees Concerning Independence.  The Committee discussed with the independent accountants that firm's independence.  No non-audit services were provided by the Company’s independent accountants in the year ended June 30, 2018.

Based on the Audit Committee's discussion with management and the independent accountants, and the Audit Committee's review of the representations of the management and the report of the independent accounts to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited financial statements in the Company's Annual Report on Form 10-K for the year ended June 30, 2018 filed with the SEC.

Submitted by the Audit Committee of the Company's Board of Directors:

Eddie W. Neely, Chairman

Todd A. Grimm

Gregory D. Wallis

Compensation Committee

The Board of Directors currently has a Compensation Committee consists solely of the independent directors Gregory D. Wallis, Todd A. Grimm, and Eddie W. Neely.  The Compensation Committee has adopted a written charter for the Compensation Committee, a copy of which is available on the Company’s website at http://www.arcw.com.  The Compensation Committee held two formal meetings during the fiscal year ended June 30, 2018.  For additional information regarding the authority and procedures of the Compensation Committee, see “Executive Compensation” below.

Nominating & Governance Committee: Nominating Policies and Procedures

The Board of Directors currently has a nominating and governance committee consisting solely of independent directors (the “Nominating & Governance Committee”).  The Independent Directors appointed to the Nominating & Governance Committee by the Board of Directors are Mr. Eddie W. Neely, Mr. Todd A. Grimm, and Mr. Gregory D. Wallis.  The Nominating & Governance Committee has adopted a Nominating & Governance Committee Charter, a copy of which is available on the Company’s website at http://www.arcw.com, which has been ratified by the Board of Directors.  The stated purposes of the Nominating & Governance Committee are: (i) to identify and recommend qualified individuals to the Board of Directors for nomination as members of the Board of Directors and its committees, consistent with criteria approved by the Board of Directors; (ii) develop, recommend to the board of Directors and periodically review a set of corporate governance principles applicable to the Company; and (iii)  assist the Board of Directors in ensuring proper attention and effective response to stockholder concerns regarding corporate governance.  The Nominating & Governance Committee held one formal meeting during the fiscal year ended June 30, 2018.

In general, the Nominating & Governance Committee Charter provides that certain minimum qualifications must be met by each nominee for the Board of Directors, as well as meeting the applicable independence standards required by the SEC and federal securities laws if proposed to serve as an independent director.  The nominees must reflect a Company Board of Directors comprised of directors: (i) a majority of whom are independent (as determined under the aforementioned SEC director qualification standards); (ii) who are of high integrity; (iii) who have qualifications that will increase the overall effectiveness of the Board of Directors; and (iv) who meet other requirements as may be required by applicable rules, such as financial literacy or financial expertise with respect to Audit Committee members.  In evaluating the qualifications of the nominees, the Nominating & Governance Committee considers many factors, including issues of leadership ability, career success, character, judgment, independence, background, age, expertise, diversity and breadth of experience, length of service, other commitments and similar attributes.  The Nominating & Governance Committee evaluates such factors, among others, but does not assign any particular weight or priority to a single aspect of these factors.  Also, the Nominating & Governance Committee considers the suitability of each nominee, including the current members of the Board of Directors, in light of the current size and composition of the Board of Directors.

The number of directors of the Company at any time shall be the number of directors nominated by the Nominating & Governance Committee for election at the most recently-held Annual Meeting of shareholders, increased by the number of directors, if any, appointed to the Board of Directors subsequent to the most recently-held Annual Meeting of shareholders pursuant to nomination by the Nominating & Governance Committee and also increased by the number of directors, if any, whose term as a director did not expire at the most recently-held Annual Meeting of shareholders.

The Nominating & Governance Committee shall consider recommendations for nominees to the Board of Directors from shareholders (an “Eligible Shareholder”) holding a minimum of $2,000 in market value, or 1%, of the Company’s voting Common Stock, whichever is greater, which stock is held through the date of the meeting electing directors, and which Eligible Shareholder complies with the nomination notice procedures set forth in the Nomination Policies.  Nominees recommended by Eligible Shareholders (hereinafter referred to as “Shareholder Candidates”) will be evaluated by the Nominating & Governance Committee on the same basis as nominees that may otherwise be identified by the Nominating & Governance Committee, management or, if the Board of Directors permits, a search firm.

For a Shareholder Candidate to be considered by the Nominating & Governance Committee, the Eligible Shareholder and the Shareholder Candidate must comply with the procedures set forth in the Company’s Nomination Policies.  Recommendations for Shareholder Candidate(s) to be nominated for election to the Board of Directors from an Eligible Shareholder must be directed in writing to ARC Group Worldwide, Inc., Attn: Nominating & Governance Committee of the Board of Directors, at the Company’s principle offices at 810 Flightline Blvd., Deland, FL 32724.  The specific recommendations should include the information set forth in the Company’s Nomination Policies.

For a recommendation of a Shareholder Candidate to be properly brought before the Nominating & Governance Committee by an Eligible Shareholder, the Eligible Shareholder must have given timely notice thereof in writing to the Nominating & Governance Committee of the Company.  To be timely, an Eligible Shareholder’s notice must be delivered to the Nominating & Governance Committee not less than one hundred and twenty (120) days prior to the first anniversary of the preceding year’s Annual Meeting.  In the event that the date of the Annual Meeting is advanced by more than thirty (30) days or delayed by more than sixty (60) days from the anniversary date of the preceding year’s Annual Meeting, the notice by the Eligible Shareholder must be delivered not later than the close of business on the later of the sixtieth (60th) day prior to such Annual Meeting or the tenth (10th) day following the day on which public announcement of the date of such Annual Meeting is first made.

The Nominating & Governance Committee will provide a copy of the Nominating Policies and Procedures upon a request in writing from the Eligible Shareholder.

Director Compensation for the year ended June 30, 2018

The table below summarizes the compensation paid by the Company to directors for the year ended June 30, 2018:

Name (1)	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
	($)	($)	($)	($)	($)		($)

Alan G. Quasha	-	-	-	-	-	-	-

Eli Davidai	-	-	-	-	-	-	-

Todd A. Grimm	40,000	-	-	-	-	-	40,000

Eddie W. Neely	40,000	-	-	-	-	-	40,000

Gregory D. Wallis	40,000	-	-	-	-	-	40,000

Drew M. Kelley	-	-	-	-	-	-	-

(1) Compensation disclosures regarding Mr. Kelley in respect of his services rendered in the capacity of Company director prior to his resignation during the fiscal year ended June 30, 2018 is set forth in the Executive Compensation‑Summary Compensation Table for Fiscal Years 2018 and 2017.

The Compensation Committee of the Board of Directors has authorized fees for the independent directors serving as members of the Board of Directors for fiscal year 2019 in the amount of $40,000 per annum.  Mr. Quasha has voluntarily declined receiving compensation for his service as Chairman of the Board during fiscal years 2018 and 2019, respectively.  Mr. Quasha would otherwise be entitled to $165,000 per year as Chairman of the Board.  Effective July 1, 2017, Drew M. Kelley was appointed to the Board of Directors and to the position of Interim Chief Executive Officer. Mr. Kelley continued to serve as Chief Financial Officer. Mr. Kelley did not receive separate or additional fees with respect to services rendered as a director on the Board of Directors.  Mr. Kelley resigned from the Company effective May 10, 2018.

On June 5, 2018, Mr. Eli Davidai was elected to the Board of Directors.  Mr. Davidai has voluntarily declined receiving compensation for his service as member of the Board of Directors for the fiscal years 2018 and 2019, respectively.  Mr. Davidai would otherwise be entitled to $40,000 per year as a Board Member.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee was an officer or former officer of the Company or had any material relationship or transactions with the Company and no officer of the Company sits on the Compensation Committee or other body that has the power to establish the compensation of any member of the Compensation Committee.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) requires that the executive officers and directors, and persons who beneficially own more than 10% of the equity securities of reporting companies, file reports of ownership and changes in ownership with the SEC.  Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.  To the best of our knowledge based solely on review of Forms 3, 4, and 5 (and any amendments thereof) received by us or with respect to the year ended June 30, 2018, the following persons failed to file, on a timely basis, the identified reports required by Section 16(a) of the Exchange Act during fiscal year ended June 30, 2018:

Name and Principal Position	Number of Late Reports	Transactions not Reported in a Timely Manner	Known Failures to File a Required Form

Brian Knaley, former CFO	1	1	None (1)

Eli Davidai, Director	1	0	None (2)
(1)	On May 23, 2018, Mr. Knaley voluntarily early-reported on Form 4 the late filing of a Form 4 due in respect of transactions which occurred on May 14, 2018
(2)

Mr. Eli Davidai filed a Form 4 on June 15, 2018, which should have been filed on Form 3 in connection with his appointment as a director of the Company, which was filed effective June 5, 2018.  All transactions and information otherwise required on Form 3 for Mr. Davidai was included on the Form 4.  The remediating late filing of the Form 3 was made subsequent to fiscal year end on October 29, 2018 and a Form 5 disclosing the late filing on the Form 3 was also filed on October 29, 2018.

In making this statement, we have relied upon examination of the copies of Forms 3, 4, and 5, and amendments to these forms, if any, provided to us and the written representations of our directors, executive officers, and 10% stockholders.

Code of Ethics

We have adopted a Code of Ethics, which was amended and restated on September 7, 2017 (the “Code”). The Code applies to all officers, directors and employees of the Company.  The Code is publicly available and posted on the Company’s website at the following link: http://www.arcw.com.

Corporate Governance Documents

On the Company’s Corporate Governance website available at http://www.arcw.com, shareholders can access the Company’s Audit Committee Charter, Compensation Committee Charter, Nominating & Governance Committee Charter and Code of Ethics for members of the Board of Directors and officers.  Printed copies of these documents are also available to shareholders, without charge, upon written request to the Chief Executive Officer at the Company’s principal address.

Executive Officers

The following table lists our executive officers as of September 28, 2018.  Each of our executive officers serves at the pleasure of the Board of Directors.

Name	Age	Title
Alan G. Quasha	69	Chief Executive Officer, Director
Aaron Willman	34	Chief Financial Officer

Please see Proposal 1 of this Proxy Statement, Election of Directors, for Mr. Quasha’s biography.

Aaron Willman Mr. Willman has previously served as General Manager of the Company’s ARC Stamping subsidiary since 2014, also known as Kecy Metal Technologies (“Kecy”), one of the industry’s leading precision metal stamping companies.  Prior to his affiliation with Kecy in 2013, Mr. Willman was employed by Plante Moran from 2008 to 2012 where he qualified for his CPA credentials and served in their tax, consulting, and audits teams.  Plante Moran is the 11th largest certified public accounting and business advisory firm in the United States offering audit, accounting, tax and business advisory consulting services.  Mr. Willman obtained his bachelor’s degree at Bowling Green University with dual majors in accounting and finance, with an additional concentration in economics.

[Proxy Statement Continues on Following Page]

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This Compensation Discussion and Analysis addresses the aspects of our compensation programs and explains our compensation philosophy, policies, and practices, with respect to our executive officers, including our Chief Executive Officer and Chief Financial Officer, which we collectively refer to as our Named Executive Officers.

Oversight of Executive Compensation Program

The Compensation Committee of our Board of Directors oversees our executive compensation programs.  Each member of the Compensation Committee is an “independent director” as defined by the federal securities laws and in Rule 5605(a)(2) of the Marketplace Rules of The NASDAQ Stock Market LLC.  The Compensation Committee is empowered to advise management and make recommendations to the Board of Directors with respect to the compensation and other employment benefits of executive officers and key employees of the Company.  The various components of the compensation programs for executive officers are discussed below in “Elements of Executive Compensation Program.”

Objectives of Executive Compensation and What the Programs are Designed to Reward

The Company’s executive compensation program is designed to integrate compensation with the achievement of our short-term and long-term business objectives and to assist us in attracting, motivating and retaining the highest quality executive officers and rewarding them for superior performance.

We believe that the compensation of our executive officers should reflect their success in attaining key operating objectives, such as growth, maintenance of market position, development of new products, maintenance and development of customer relationships and long-term competitive advantage.  We also believe that executive compensation should reflect achievement of individual goals established for specific executive officers, as well as specific achievements by such individuals over the course of the year such as development of specific products or customer relationships or agreements or executing or integrating acquisitions and strategic arrangements.

Compensation Consultants

The Compensation Committee did not utilize the services of a compensation consultant in the fiscal year ended June 30, 2018, as the Compensation Committee believed that there was no current need for the services of such consultant with respect to review, assessment and determinations of Company executive compensation.

Elements of Executive Compensation Program

Compensation elements include:

•	base salary;
•	annual cash or equity incentive awards;
•	long-term equity incentive compensation; and
•	other health, welfare and pension benefits.

Base Salary

Base salary is designed to provide competitive levels of base compensation to our executives based on their experience, duties and scope of responsibilities.  We pay base salaries because it provides a base compensation that is required to recruit and retain executives of the quality that we must employ to ensure the success of our Company.

Annual Cash or Equity Incentive Awards

Annual incentive compensation is designed to provide competitive levels of compensation based on experience, duties and scope of responsibilities.  Incentive awards are influenced by the Company’s profitability and achievement of planned profitability, as well as other factors. The awards are also intended to promote executive retention, as unvested stock options are generally forfeited if the executive voluntarily leaves the Company.

Through our market-based stock option awards, we seek to align the interests of the named executive officers with those of our shareholders and provide each individual with a significant incentive to manage the Company from the perspective of an owner.  In order to vest in the market-based stock options, the Company’s stock price is required to double by December 31, 2018 to $8.80 per share from the grant date price of $4.40 per share on February 10, 2017.  The size of the option grant to each executive officer is generally set at a level that is intended to create a meaningful opportunity for share ownership based on the individual’s current position with the Company.  The Compensation Committee also takes into consideration the individual’s potential for future responsibility and promotion, the individual’s performance in recent periods, and the number of options held by the individual on the date of grant.  Further, the Compensation Committee considers overall shareholder dilution when determining the size of the equity awards.

Long-Term Equity Incentive Compensation

The Compensation Committee does not have a regular schedule for awarding equity-based compensation and the timing of such awards is subject to the discretion of the Compensation Committee.  We do not backdate options or grant options retroactively or stock options with a so-called “reload” feature.  In addition, we do not plan to coordinate grants of options so that they are made before the announcement of favorable information, or after the announcement of unfavorable information.

Other Health, Welfare and Retirement Benefits

Employees may participate in our health and welfare benefit programs, including medical, dental and vision care coverage, disability insurance, and life insurance.  We provide these benefits to meet the health and welfare needs of employees and their families.

401(k) Plan

The Company sponsors a 401(k) plan and matches employee contributions as determined by Company management.  Our executives are also eligible for the Company matches, subject to regulatory limits on contributions to 401(k) plans.

We do not currently provide pension arrangements or post-retirement health coverage for our executives or employees, although we may consider such benefits in the future.  In addition, we do not provide any nonqualified defined contribution or other deferred compensation plans, although we may consider such benefits in the future.

Employee Stock Purchase Plan

The Company sponsors an Employee Stock Purchase Plan ("ESPP") for eligible executives and employees.  Executives and employees may authorize payroll deductions up to 10% of their base pay to purchase shares of the Company’s common stock at a price equal to 85% of the lower of the closing price at the beginning or end of each six-month purchase period, subject to regulatory limits.

Employment Agreements and Other Post-Employment Payments

Effective at the close of business on June 30, 2017, the Company entered into a separation agreement with Mr. Jason T. Young, the Company’s former Chief Executive Officer, in connection with Mr. Young’s separation from the Company.  The agreement was negotiated with Mr. Young, and the Compensation Committee determined that the payments and benefits under the separation agreement were appropriate in light of his service to the Company.  Pursuant to the separation agreement, following the termination of Mr. Young’s employment at the close of business on June 30, 2017, the Company agreed to provide the following severance payments and benefits to Mr. Young: (i) severance of $110,000, payable incrementally monthly over twelve months commencing July 1, 2017, (ii) continuation of health and related insurance through December 31, 2017, and (iii) at Mr. Young’s election, the extention of the exercise period for his vested stock options for five years (in lieu of 90 days otherwise required for exercise following the termination of employment).

Effective July 1, 2017, Drew M. Kelley was appointed to the position of Interim Chief Executive Officer.  On the same date, Mr. Kelley was also appointed to serve as a director on the Board of Directors. The Company was not party to a written employment agreement with Mr. Kelley.    During the fiscal year ended June 30, 2017, Mr. Kelley’s annual salary was $300,000.  Mr. Kelley received a bonus of $100,000 with respect to such fiscal year.  The annual base salary of Mr. Kelley for his services as an officer of the Company for the 2018 fiscal year was $340,000.  Effective May 10, 2018, Mr. Kelley resigned from the Company.  As such, he was not eligible for a discretionary bonus for the fiscal year 2018.  Mr. Kelley did not receive separate or additional fees with respect to his services rendered as a director on the Board of Directors.

Tax Implications of Executive Compensation

We do not currently intend to award compensation that would result in a limitation on the deductibility of a portion of such compensation pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended; however, we may in the future decide to authorize other compensation in excess of the limits of Section 162(m) if it determines that such compensation is in the best interests of the Company.

Although deductibility of compensation is preferred, tax deductibility is not a primary objective of our compensation programs.  We believe that achieving our compensation objectives set forth above is more important than the benefit of tax deductibility and we reserve the right to maintain flexibility in how we compensate our executive officers that may result in limiting the deductibility of amounts of compensation from time to time.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management and, based on the review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

 Submitted by the Compensation Committee of the Company's Board of Directors:

Gregory D. Wallis, Chairman

Todd A. Grimm

Eddie W. Neely

Executive Officer Summary Compensation Table

The following table shows compensation earned during the two most recent fiscal years by our Chief Executive Officer, Chief Financial Officer and Executive Vice President Worldwide Sales.  For the purpose of executive compensation and related person disclosure, we refer to these individuals collectively as the Named Executive Officers.

Summary Compensation Table for Fiscal Year 2018 and 2017

Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
		($)	($)	($)	($)	($)	($)	($)	($)

Drew M. Kelley (1)	2018	300,000	-	-	-	-	-	11,180	311,180
Interim Chief Executive Officer, Chief Financial Officer, Director	2017	300,000	100,000	-	212,537	-	-	14,476	627,013

Jason T. Young (2)	2018	-	-	-	-	-	-	110,000	110,000
Former Chief Executive Officer, Director	2017	402,596	-	-	948,818	-	-	176,000	1,527,414

Alan G. Quasha (3)	2018	-	-	-	-	-	-	-	-
Chief Executive Officer, Director	2017	-	-	-	-	-	-	-	-

Brian Knaley (4)	2018	138,462	-	-	140,023	-	-	-	278,485
Former Chief Financial Officer	2017	-	-	-	-	-	-	-	-

(1)

Effective July 1, 2017, Mr. Kelley was named our interim Chief Executive Officer.  Mr. Kelley was also appointed to serve as a director on the Board of Directors effective as of the date of his appointment as interim Chief Executive Officer. Other compensation consisted of insurance premiums, and 401(k) plan matching contributions that are generally available to all salaried employees.  The 401(k) plan matching contributions included in Mr. Kelley’s other compensation were $11,180 and $14,096 in fiscal 2018 and 2017, respectively.  In addition, Mr. Kelley received a leased car beginning in June 2017, the personal use of which was valued at $380.  Mr. Kelley resigned effective May 10, 2018.

(2)

At the close of business on June 30, 2017, Mr. Young separated from the Company and resigned as our Chief Executive Officer and Director. Included in other compensation in fiscal 2017 is severance and related health insurance charges of $136,000, and $40,000 other compensation.  Other compensation in fiscal 2016 consisted of $25,000 received as compensation for Mr. Young’s services on the Board of Directors, and $15,000 received as compensation for his services on the board of directors of Company subsidiary Quadrant Metals Technologies LLC.  In connection with Mr. Young’s separation from the Company at the close of business on June 30, 2017, all of Mr. Young’s unvested options were cancelled. Effective at the close of business on June 30, 2017, the Company entered into a separation agreement with Mr. Young which includes the following payments and benefits: (i) severance of $110,000, payable incrementally monthly over twelve months commencing July 1, 2017, (ii) continuation of health and related insurance through December 31, 2017, and (iii) at Mr. Young’s election, the extention of the exercise period for his vested stock options for five years (in lieu of 90 days otherwise required for exercise following the termination of employment).

(3)

Effective May 3, 2018, Mr. Quasha was appointed by the Board of Directors as our Chief Executive Officer.  Mr. Quasha voluntarily declined receiving any compensation for serving as CEO for the fiscal years 2018 and 2019, respectively.

(4)	Effective November 27, 2017, Mr. Knaley was named our Chief Financial Officer. Mr. Knaley resigned effective September 20, 2018 and was not eligible for any discretionary bonuses.

2018 Grants of Plan-Based Awards

The following table contains information for our Named Executive Officers with respect to Equity Incentive Plan awards granted during the fiscal year ended June 30, 2018.

Name	Grant Date	Estimated Future Payout Under Equity Incentive Plan Awards Target (1)	All Other Stock Awards: Number of Shares of Stock or Stock Units	All Other Option Awards: Number of Securities Underlying Options	Exercise or Base Price of Option Awards	Grant Date Fair Value of Stock and Option Awards (2)
		(#)	(#)	(#)	($/Sh)	($)
Brian Knaley	5/14/2018	-	29,250	-	$2.35	$ 140,023

(1)

This column represents estimated future vesting of performance-based stock option awards that were granted in fiscal year 2017 under our 2016 Equity Incentive Plan.  The performance-based stock option awards cliff vest on the date on which the closing price of the Company’s common stock on five or more consecutive trading days, as reported on the Nasdaq Stock Market, is equal to or greater than $8.80 per share, as long as such date is on or prior to December 31, 2018.

(2)

The amounts in this column do not reflect compensation actually received by the Named Executive Officers nor do they reflect the actual value that will be recognized by the Named Executive Officers.  Instead, the amounts reflect the grant date fair value of our equity awards granted to the Named Executive Officers during the year ended June 30, 2018, calculated in accordance with FASB ASC Topic 718.  For additional information regarding the assumptions made in calculating the amounts reflected in this column, see Note 11 to our audited consolidated financial statements for the year ended June 30, 2018, included in our Annual Report on Form 10-K for the year ended June 30, 2018.

Outstanding Equity Awards at Fiscal Year-End

The following table contains information concerning the outstanding equity awards held by our Named Executive Officers as of June 30, 2018.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($/share)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested (#)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

Drew M. Kelley (1)	62,700	41,800	1.51	1/15/2023	-	-	-	-
	27,210	-	2.50	8/26/2024	-	-	-	-
	-	74,575	4.40	2/10/2027	-	-	-	-

Brian Knaley (2)	29,250	87,750	2.35	5/14/2025	-	-	-	-

(1)	In connection with Mr. Kelley’s separation from the Company at the close of business on May 10, 2018, all of Mr. Kelley’s unvested (unexercisable) options were cancelled.
(2)	In connection with Mr. Knaley’s separation from the Company at close of business on September 20, 2018, all of Mr. Knaley’s unvested (unexercisable) options were cancelled.

Option Exercises

No Named Executive Officer exercised a Company stock option during fiscal years 2018 or 2017.

Employment Contracts and Termination of Employment and Change-In-Control Arrangements

We have no compensatory plan or arrangement that results or will result from the resignation, retirement or any other termination of an executive officer’s employment with us or from a change-in-control or a change in an executive officer’s responsibilities following a change-in-control.

Certain Transactions with Management and Principal Shareholders

We do not employ specific written procedures for the review, approval or ratification of related party transactions involving our directors, officers and employees or their family members, but we consider such transactions on a case-by-case basis.  The Company requires that any material related party transactions be disclosed to the independent directors of the Board of Directors who shall review and assess the fairness of such transactions without the participation in the deliberation or voting of any interested parties.  The Board of Directors follows fiduciary standards mandated under state law when considering all such matters.

During the past two fiscal years, and subsequent to such period, the Company has been involved with the following related party matters with certain members of management and certain shareholders.

Everest Hill Group Inc. (“Everest Hill Group”) owns approximately 52.7% of the shares of ARC.  Everest Hill Group also owns Quadrant Management, Inc. (“QMI”).  Mr. Alan Quasha is affiliated with QMI as Chairman and Mr. Eli Davidai is affiliated with QMI as a Managing Director.  Prior to his resignation on June 30, 2017, Mr. Jason T. Young served as Managing Director of QMI.   None of Mr. Alan Quasha, Mr. Eli Davidai nor Mr. Jason Young possess any voting power or powers of disposition over any shares of Company Common Stock owned by Everest Hill Group.  Mr. Alan Quasha serves on the Board of Directors of the Company and the board of directors of ARC subsidiary Quadrant Metals Technologies LLC (“QMT”). Mr. Eli Davidai serves on the Board of Directors of the Company.  Prior to his resignation on June 30, 2017, Mr. Jason Young also served on the Board of Directors of the Company and the board of directors of QMT. Mr. Alan Quasha has elected not to receive any compensation for his serving as a member of the Board of Directors for fiscal years 2018 and 2017 and no compensation for serving as CEO for the period May 3, 2018 through June 30, 2018 related to fiscal year 2018.   In addition to fees paid in consideration for his services as Chairman of the Board of Directors of the Company commencing in fiscal 2016, Mr. Alan Quasha received no fees for his services on the board of QMT with respect to fiscal years 2017 and 2018, respectively.  In addition to fees paid in consideration for his services as a member of the Board of Directors of the Company and his executive compensation, Mr. Jason Young received no compensation for his services on the board of QMT during fiscal year 2017.

On November 7, 2014 (the “Closing Date”), the Company and its subsidiaries AFT, ARC Wireless, Inc., Flomet LLC, General Flange & Forge LLC, Tekna Seal LLC, 3D Material Technologies, LLC, and QMT, entered into a subordinated term loan credit agreement, together with McLarty Capital Partners SBIC, L.P. (“McLarty Capital”), as administrative agent, and other lenders from time to time party thereto (the “Subordinated Loan Agreement”), regarding an extension of credit in the form of a subordinated term loan in an aggregate principal amount of $20,000,000.  The subordinated term loan under the Subordinated Loan Agreement will mature five years after the Closing Date.  The interest rate set forth in the Subordinated Loan Agreement is 11.00% per annum.  Upon an event of default under the Subordinated Loan Agreement, the interest rate increases automatically by 2.00% per annum.  The Subordinated Loan Agreement contains customary representations and warranties, events of default, affirmative covenants and negative covenants and prepayment terms.

Mr. Alan G. Quasha, a member of our Board of Directors, has business relationships with McLarty Capital through indirect interests that he has through the Everest Hill Group (see, “Security Ownership of Certain Beneficial Owners and Management”).  The Everest Hill Group has an indirect investment interest in McLarty Capital through a limited partner of McLarty Capital.  McLarty Capital has also invested in various entities in which Everest Hill Group also has indirect interests.  As a result of the Everest Hill Group business relationships with McLarty Capital, the Board of Directors determined prior to the inception date of the McLarty Capital Subordinated Loan Agreement that Mr. Quasha had interests in, or in connection with, the Subordinated Loan Agreement that could be different from the interests of the Company’s shareholders generally.  The Board of Directors therefore created a special committee of directors (the “Special Committee”), none of whom is an officer or executive of the Company and none of whom has any interest in, or in connection with McLarty or the Subordinated Loan Agreement, that may be different from the interests of the Company’s shareholders generally, to independently review, consider, evaluate, and possibly take action with respect to the Subordinated Loan Agreement.  The Special Committee consisted of the Company’s independent directors Messrs. Eddie W. Neely, Gregory D. Wallis and Todd A. Grimm.  The Special Committee was given extensive authority to evaluate and negotiate the Subordinated Loan Agreement, and to make recommendations to the Board of Directors regarding such transaction.  The Special Committee was also granted authority to engage its own legal counsel and its own financial advisors to negotiate the Subordinated Loan Agreement independently of management.  The Board of Directors also determined that it would not enter into the transaction without the authorization of the Special Committee.  For purposes of ascertaining the fairness and reasonableness of the transaction with McLarty Capital, the Special Committee reviewed comparative public company information regarding similarly-situated subordinated loan transactions over the 18 months prior to the transaction and summaries of the material terms and conditions applicable to comparable transactions.  Following their independent review, the Special Committee determined that it would be in the best interest of the Company and its shareholders for the Company to enter into the Subordinated Loan Agreement and related loan documents.

Except as set forth herein, during the fiscal years ended June 30, 2018, and June 30, 2017, and subsequent to such date through the date hereof, there were no transactions between the Company and its directors, executive officers or known holders of greater than five percent of the Company’s Common Stock in which the amount involved exceeded the lesser of $120,000 or one percent (1%) of the average of our Company’s total assets at the applicable year end period, in which any of the foregoing persons had or will have a direct or indirect material interest, and there is no such currently proposed transaction.

[Proxy Statement Continues on Following Page]

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The number of shares beneficially owned includes shares of Common Stock with respect to which the persons named below have either investment or voting power.  A person is also deemed to be the beneficial owner of a security if that person has the right to acquire beneficial ownership of that security within 60 days through the exercise of an option or through the conversion of another security.  Except as noted, each beneficial owner has sole investment and voting power with respect to the Common Stock.  There are no arrangements known to the Company which may at a subsequent date result in a change in control of the Company.

Common Stock not outstanding that is subject to options or other convertible securities or rights is deemed to be outstanding for the purpose of computing the percentage of Common Stock beneficially owned by the person holding such options or other convertible securities or rights but is not deemed to be outstanding for the purpose of computing the percentage of Common Stock beneficially owned by any other person.

The following table summarizes certain information as of September 28, 2018, except as noted below, with respect to the beneficial ownership of our Common Stock by each director, director-nominee, by all executive officers, directors and director-nominees as a group, and by each other person known by us to be the beneficial owner of more than five percent of our Common Stock.  As of November 5, 2018, we had 23,349,478 shares of our Common Stock issued and outstanding.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned		Percent of Class

Drew Kelley, Interim Chief Executive Officer and Chief Financial Officer	240,559	(1)	1.03%

Jason Young, Former Chief Executive Officer	508,892	(2)	3.02%

Brian Knaley, Former Chief Financial Officer	5,000		*%

Alan G. Quasha, Chairman of the Board of Directors	0		0%

Eddie W. Neely, Director	6,250		*%

Gregory D. Wallis, Director	0		0%

Todd A. Grimm, Director	0		0%

Eli Davidai, Director	329,910	(3)	1.41%

Everest Hill Group	12,325,767	(4)	52.70%

First Eagle Investment Management	2,171,197	(5)	8.70%

Northern Right Capital Management, L.P.	1,530,506	(6)	5.18%

All officers and directors as a group (6 persons)	1,090,611	(1)(2)(3)	3.59%

Unless otherwise indicated, all beneficial owners have an address at c/o ARC Group Worldwide, Inc., 810 Flightline Blvd, Deland, FL 32724.  Everest Hill Group is located at Tropic Isle Building, P.O. Box 3331, Road Town, Tortola, British Virgin Islands VG 1110.  First Eagle Investment Management is located at 1345 Avenue of the Americas, 48th Floor, New York, NY 10105.  Northern Right Capital Management, L.P. is located at 9 Old Kings Hwy S, Darien, CT, 06820.

* Less than one percent.

(1)

Includes 34,274 shares owned by Mr. Kelley; an incentive stock option for the purchase of 104,500 shares of Company common stock, of which 20% vested on each of January 15, 2016, 2017, and 2018; and, an incentive stock option granted on August 26, 2016 exercisable for 27,210 shares, fully vested on the date of grant.  Mr. Kelley received an additional stock option grant on February 10, 2017 of 74,475 shares which were market-based shares that required common stock trading at a price of 2 times the exercise price for a period of five or more days prior to December 31, 2018 (the “Market-Vesting Options”).  None of the Market Vesting Options vested and as such all of the Market Vesting Options Terminated as of the close of business on December 31, 2018.

(2)	Includes 449,717 shares owned by Mr. Young; and an option for the purchase of 59,175 shares of Company common stock fully exercisable at an exercise price of $2.50 per share, expiring June 30, 2022.

(3)

Includes 175,000 shares owned by Mr. Davidai; an incentive stock option for the purchase of 260,000 shares, of which 25% vested on May 14, 2018, the date of grant, and the remaining options will vest annually 25% on the anniversary date of the grant; an incentive stock option for the purchase of 104,500 shares, of which 20% vested on January 15, 2016, the date of grant, and the remaining options will vest annually 20% on the anniversary date of the grant; and, an incentive stock option granted on August 26, 2016 exercisable for 27,210 shares, fully vested on the date of grant. Mr. Davidai received an additional stock option grant on February 10, 2017 of 74,575 shares which were market-based shares that required common stock trading at a price of 2 times the exercise price for a period of five or more days prior to December 31, 2018 (the “Market-Vesting Options”).  None of the Market Vesting Options vested and as such all of the Market Vesting Options Terminated as of the close of business on December 31, 2018.

(4)

Everest Hill Group Inc. is a British Virgin Islands company owned by the Everest Trust.  Wayne Quasha settled the Everest Trust, which has three sub-trusts, the AQ Everest Trust, the JQ Everest Trust and the WQ Everest Trust.  Q Management Services (PTC) (“Q Management”), serves as Trustee of the Everest Trust.  Q Management, in its capacity as trustee of the Everest Trust, controls Herbard Limited (“Herbard”), Carret P.T., LP (“Carret P.T.”), Evansville Limited (“Evansville”), QMP Holdings Corp (“QMP”) and QTS Holdings Corp (“QTS”).  Herbard, Carret P.T., Evansville, QMP and QTS, are the owners of record of the shares of the Company.  All shares of Herbard, Carret P.T., Evansville, QMP and QTS are beneficially owned by Everest Hill Group.  Q Management, in its capacity as trustee of the Everest Trust, controls all voting and disposition over the shares of Everest Hill Group.  Vicali Services (BVI) Inc., a British Virgin Islands company (“Vicali”), is the sole director of Everest Hill Group and Q Management. Susan V. Demers, a United States citizen (“Demers”), and Andrea J. Douglas, a citizen of New Zealand (“Douglas”) are the sole directors of Vicali.  Carret P.T. is a Delaware limited partnership of which BMCC, LLC serves as the general partner and Everest Hill Group is the sole limited partner.  The table above sets forth the aggregate of all shares of the Company beneficially owned by Everest Hill Group.  Each of Q Management, Vicali, Demers and Douglas disclaim any beneficial ownership interest in shares of the Company owned directly or indirectly by Everest Hill Group.  Alan Quasha, Chairman of the Board and Chief Executive Officer, is a contingent beneficiary of one of the trusts that owns Everest Hill Group, however, Mr. Quasha does not directly or indirectly have any current economic ownership interest in the shares of the Company owned by the Everest Hill Group and does not have any power to vote such shares and does not directly or indirectly have any power, authority or control over disposition of such shares.

(5)	As reported on Form 13F, dated June 30, 2018.

(6)	As reported on Form 13D, dated March 31, 2018.

PROPOSAL NO. 2: RATIFICATION OF THE SELECTION OF MOSS ADAMS LLP

TO SERVE AS OUR CERTIFIED INDEPENDENT ACCOUNTANTS

FOR THE YEAR ENDING JUNE 30, 2019.

Independent Registered Public Accounting Firm

On December 15, 2015, the Audit Committee of the Board of Directors dismissed its former certified public accounting firm Grant Thornton LLP (“Grant”) and engaged Hein & Associates LLP (“Hein”) as the Company's independent registered public accountant.  Hein previously served as the Company’s independent registered public accountant until April 10, 2014.  In deciding to select Hein, the Audit Committee reviewed auditor independence issues and existing commercial relationships with Hein and concluded that Hein has no commercial relationship with the Company that would impair its independence.  Effective November 16, 2017, Moss Adams LLP (“Moss Adams”) acquired Hein, and Moss Adams served as the independent public accounting firm that audited our financial statements for the fiscal year ended June 30, 2018, as filed with the SEC on September 28, 2018 as part of our Annual Report on Form 10-K.

The Board of Directors and its Audit Committee recommends that the shareholders vote in favor of ratifying the selection of the certified public accounting firm of Moss Adams as the auditors who will continue to audit financial statements and perform other approved services for the year ending June 30, 2019, or until the Audit Committee and Board of Directors, in its discretion, replaces them.

An affirmative vote of the majority of shares represented at the meeting is necessary to ratify the selection of auditors.  There is no legal requirement for submitting this proposal to the shareholders; however, the Board of Directors believes it is of sufficient importance to seek ratification.  Whether the proposal is ratified or defeated, the Board of Directors may reconsider, at its discretion, its selection of Moss Adams.  Representatives of Moss Adams are not expected to be present at the Annual Meeting.

The Audit Committee reviews and determines whether specific projects or expenditures with our independent registered public accounting firm (auditor), potentially affects their independence.  The Audit Committee’s policy requires that all services the Company's independent registered public accounting firm (auditor) may provide to the Company, including audit services and permitted audit-related services, be pre-approved in advance by the Audit Committee.  In the event that an audit or non-audit service requires approval prior to the next scheduled meeting of the Audit Committee, the auditor must contact the Chairman of the Audit Committee to obtain such approval.  Any approval will be reported to the Audit Committee at its next scheduled meeting.

Audit Fees of Independent Registered Public Accounting Firm

The following table sets forth the aggregate fees billed to us by Moss Adams LLP (and its predecessor, Hein) for the years ended June 30, 2018 and 2017.

	2018		2017
	Moss Adams	Hein	Hein
Audit fees (1)	$349,811	$25,177	$349,342
Audit-related fees (2)	12,600	-	9,975
Tax fees	-	-	-
All other fees (3)	-	-	-
Total audit and non-audit fees	$362,411	$25,177	$359,317

(1)

Includes fees for professional services rendered for the audit of our annual financial statements and review of our Annual Report on Form 10-K for the fiscal years ended June 30, 2018 and 2017, respectively, and review of the financial statements included in our quarterly report on Form 10-Q for the first three quarters for fiscal year 2018 and 2017, respectively.

(2)	Includes fees for professional services rendered for the audit of our 401(k) plan.

(3)	Includes fees for professional services rendered by our independent registered public accounting firm for permissible non-audit services.

Required Shareholder Vote

Ratification of the appointment of the independent registered public accounting firm requires the affirmative vote of a majority of the votes cast by the holders of the shares of Common Stock voting in person or by proxy at the Annual Meeting.  If the shareholders should not ratify the appointment of MA, the Board of Directors will reconsider the appointment.

Recommendation of the Board of Directors for Ratification of Accounting Firm Appointment

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” PROPOSAL NO. 2 TO RATIFY THE APPOINTMENT OF MOSS ADAMS LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING JUNE 30, 2019.

SHARES OF COMMON STOCK REPRESENTED BY EXECUTED BUT UNMARKED PROXIES WILL BE VOTED “FOR” PROPOSAL NO. 2.  BROKER NON-VOTES WILL BE COUNTED ONLY FOR PURPOSES OF QUORUM AND WILL NOT BE COUNTED FOR, AGAINST OR ABSTAINING FROM PROPOSAL NO. 2.

[Proxy Statement Continues on Following Page]

SHAREHOLDER PROPOSALS FOR THE 2019 ANNUAL MEETING OF SHAREHOLDERS

Shareholder proposals intended to be presented at the 2019 Annual Meeting of the Shareholders of the Company must be received by the Company in writing on or before July 1, 2019, to be eligible for inclusion in the Company's proxy materials relating to the 2019 Annual Meeting of Shareholders.  The inclusion of any such shareholder proposals in such proxy materials will be subject to the requirements of the proxy rules adopted under the Exchange Act, including Rule 14a-8.

Pursuant to Rule 14(a)-4(c)(1) under the Exchange Act, the proxy holders designated by an executed proxy in the form accompanying the Company's 2019 proxy statement will have discretionary authority to vote on any shareholder proposal that is considered at the 2019 Annual Meeting of Shareholders, but not received on or prior to the deadline described above.

Proposals must concern a matter that may be properly considered and acted upon at the annual meeting in accordance with applicable laws, regulations, and our bylaws, committee charters, and policies, and must otherwise comply with Rule 14a-8 of the Exchange Act and we reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these requirements.  All shareholder proposals should be sent via certified mail, return receipt requested, and addressed to the Chief Executive Officer, ARC Group Worldwide, Inc., 810 Flightline Blvd., Deland, FL 32724.

ABSENCE OF APPRAISAL RIGHTS

Under the Utah Revised Business Corporation Act, holders of ARC’s Common Stock will not have any appraisal or dissenters’ rights as a result of the transactions described in this Proxy Statement.

AVAILABILITY OF REPORTS ON FORM 10-K

Upon written request, we will provide, without charge, a copy of our 2018 Form 10-K or other SEC filings to any shareholder of record, or to any shareholder who owns Common Stock listed in the name of a bank or broker as nominee, at the close of business on November 5, 2018.  Any request for a copy of our 2018 Form 10-K or other SEC filings should be mailed to ARC Group Worldwide, Inc., 810 Flightline Blvd., Deland, FL 32724, Attention: Chief Executive Officer.

PROXY MATERIALS DELIVERED TO A SHARED ADDRESS

Because we are using the SEC’s notice and access rule, we will not household our proxy materials or notices to shareholders of record sharing an address.  As a result, shareholders of record who share an address will each be mailed a separate notice or paper copy of the proxy materials.  However, shareholders who own the Company’s Common Stock through certain brokerage firms, banks and other entities should be aware that they may only receive one copy from such entities.  The Company will deliver, without charge, a separate copy of the Company’s Annual Report on Form 10-K and/or this Proxy Statement to any shareholder upon written request to the Chief Executive Officer at the Company’s principal address.

WHERE YOU CAN FIND MORE INFORMATION

The Company is currently subject to the information requirements of the Exchange Act and files periodic reports, proxy statements and other information with the SEC relating to its business, financial and other matters. You may read and copy any document we file at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549.  Please call the Commission at 1-800-SEC-0330 for further information on the public reference room.  Our SEC filings are also available to the public over the Internet at the SEC’s Website at http://www.sec.gov.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

In our filings with the SEC information is sometimes incorporated by reference.  This means that we are referring you to information that we have filed separately with the SEC.  The information incorporated by reference should be considered part of this Proxy Statement, except for any information superseded by information contained directly in this Proxy Statement or in any other subsequently filed document.

Pursuant to the Exchange Act, we currently file annual and quarterly reports with the SEC.  Our Annual Report on Form 10-K for the fiscal year ended June 30, 2018, filed pursuant to Section 13 of the Exchange Act, includes financial statements and schedules.  This Proxy Statement incorporates by reference our Annual Report on Form 10-K for the year ended June 30, 2018, that we have previously filed with the SEC.  The Form 10-K contains important information about the Company and its financial condition.  This Proxy Statement also incorporates by reference the financial statements that are contained in our Annual Report on Form 10-K for the year ended June 30, 2018, that we have previously filed with the SEC, in particular:

•	our audited Consolidated Balance Sheets as of June 30, 2018 and June 30, 2017;

•	our audited Consolidated Statements of Income for the years ended June 30, 2018 and June 30, 2017;

•	our audited Consolidated Statements of Cash Flows for the years ended June 30, 2018 and June 30, 2017; and

•	the Notes to our audited Consolidated Financial Statements, in each case that are contained in our Annual Report on Form 10-K for the year ended June 30, 2018.

We also incorporate by reference any additional documents that we may file with the Commission under Section 13(a), 13(c), 14 or 15 (d) of the Exchange Act between the date of this Proxy Statement and the date of the Annual Meeting.

We will provide, without charge, upon the written or oral request of any person to whom this Proxy Statement is delivered, by first class mail or other equally prompt means within one business day of receipt of such request, a copy of any and all information that has been incorporated by reference, without exhibits unless such exhibits are also incorporated by reference in this Proxy Statement.  You may obtain a copy of these documents and any amendments thereto by written request addressed to: ARC Group Worldwide, Inc., 810 Flightline Blvd., Deland, FL 32724, Attention: Chief Executive Officer, or by calling us at (303) 467-5236.

These documents are also included in our SEC filings, which you can access electronically at the SEC website located at http://www.sec.gov.

If you wish to attend the 2018 Annual Meeting in person, you must RSVP no later than 5:00 pm (Eastern Standard Time) on Wednesday, November 28, 2018 to the following e-mail address: InvestorRelations@arcw.com.   In order to be admitted into the Annual Meeting, your name must appear on the attendance list and you must present government-issued photo identification (such as a driver's license).  Shareholders holding stock in brokerage accounts must bring a brokerage statement or other evidence of share ownership as of November 5, 2018 in order to be admitted to the meeting.  Simply attending the Annual Meeting, however, will not revoke your proxy; you must vote at the Annual Meeting to revoke your proxy if you have not previously revoked your proxy.

Proxy Statement Continues on the Following Page.

This Notice and Proxy Statement are sent by order of the Board of Directors.

/s/ Alan G. Quasha
Dated: October 29, 2018	Alan G. Quasha
Chief Executive Officer

/s/ Aaron Willman
Dated: October 29, 2018	Aaron Willman
Chief Financial Officer

* * * * *

. Admission Ticket C123456789 000004 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext ENDORSEMENT_LINE______________ SACKPACK_____________ Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Mountain Time, on December 3, 2018. MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Vote by Internet • Go to www.envisionreports.com/ARCW • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. q IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposal 2. 1. To elect the following five directors: + For Withhold For Withhold For Withhold 01 - Alan G. Quasha 02 - Eli Davidai 03 - Gregory D. Wallis 04 - Eddie W. Neely 05 - Todd A. Grimm ForAgainst Abstain 2. The Ratification of the selection of Moss Adams LLP as our Independent Certified Accountants for the Year ending June 30, 2019 Non-Voting Items Change of Address — Please print your new address below. Comments — Please print your comments below. Meeting Attendance Mark the box to the right if you plan to attend the Annual Meeting. Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. C 1234567890 J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND + 1 U P X 3 9 3 4 0 7 1 02XR8A C B A Annual Meeting Proxy Card1234 5678 9012 345 X IMPORTANT ANNUAL MEETING INFORMATION

. 2018 Annual Meeting Admission Ticket 2018 Annual Meeting of ARC Group Worldwide, Inc. Shareholders Tuesday, December 4, 2018 11 AM Mountain Time ARC Group Worldwide, Inc. 7040 Weld CR 20, Longmont, CO, 80504 Upon arrival, please present this admission ticket and photo identification at the registration desk. From Denver International Airport: Take Pena Blvd to Exit 6B toward Boulder, Ft. Collins onto E-470 North (Portions Toll). Take E-470 to Exit 47 to merge onto I-25 North to Fort Collins. Take Exit 235 to CO-52 towards Dacona, Ft. Lupton. Turn left on Colorado Avenue. After approximately 1.5 Miles, turn right onto Pine Cone Avenue/WCR 20. Approximately 1 mile ahead the offices are on your right. From Downtown Denver: Take I-25 North toward Fort Collins. Take Exit 235 to CO-52 towards Dacona, Ft. Lupton. Turn left on Colorado Avenue. After approximately 1.5 Miles, turn right onto Pine Cone Avenue/WCR 20. Approximately 1 mile ahead the offices are on your right. q IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proxy — ARC Group Worldwide, Inc. Notice of 2018 Annual Meeting of Shareholders ARC Group Worldwide, Inc. 7040 Weld CR 20, Longmont, CO, 80504 Proxy Solicited by Board of Directors for Annual Meeting – December 4, 2018 Alan G Quasha, with the power of substitution, is hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of ARC Group Worldwide, Inc. to be held on December 4, 2018 or at any postponement or adjournment thereof. Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR The Ratification of the selection of Moss Adams LLP as our Independent Certified Accountants for the Year ending June 30, 2019. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side.)